Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT each person whose signature appears below, does hereby appoint GARY P. FAYARD, Executive Vice President and Chief Financial Officer of The Coca-Cola Company (the “Company”), BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and GLORIA K. BOWDEN, Associate General Counsel and Secretary of the Company, or any one of them, as such person’s true and lawful attorney for such person and in such person’s name for the purpose of executing on such person’s behalf (i) the Company’s Registration Statement on Form S-3 for the registration of an indeterminate principal amount of securities of the Company; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the blue sky or other federal or state securities laws and regulations; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 17th day of October, 2013.

/s/ Herbert A. Allen
Herbert A. Allen

IN WITNESS WHEREOF, I have hereunto set my hand as of the 17th day of October, 2013.

/s/ Ronald W. Allen
Ronald W. Allen

IN WITNESS WHEREOF, I have hereunto set my hand as of the 17th day of October, 2013.

/s/ Ana Botín
Ana Botín

IN WITNESS WHEREOF, I have hereunto set my hand as of the 17th day of October, 2013.

/s/ Howard G. Buffett
Howard G. Buffett

IN WITNESS WHEREOF, I have hereunto set my hand as of the 17th day of October, 2013.

/s/ Richard M. Daley
Richard M. Daley

IN WITNESS WHEREOF, I have hereunto set my hand as of the 17th day of October, 2013.

/s/ Barry Diller
Barry Diller

IN WITNESS WHEREOF, I have hereunto set my hand as of the 17th day of October, 2013.

/s/ Helene D. Gayle
Helene D. Gayle

IN WITNESS WHEREOF, I have hereunto set my hand as of the 17th day of October, 2013.

/s/ Evan G. Greenberg
Evan G. Greenberg

IN WITNESS WHEREOF, I have hereunto set my hand as of the 17th day of October, 2013.

/s/ Alexis M. Herman
Alexis M. Herman

IN WITNESS WHEREOF, I have hereunto set my hand as of the 17th day of October, 2013.

/s/ Robert A. Kotick
Robert A. Kotick

IN WITNESS WHEREOF, I have hereunto set my hand as of the 17th day of October, 2013.

/s/ Maria Elena Lagomasino
Maria Elena Lagomasino

IN WITNESS WHEREOF, I have hereunto set my hand as of the 17th day of October, 2013.

/s/ Donald F. McHenry
Donald F. McHenry

IN WITNESS WHEREOF, I have hereunto set my hand as of the 17th day of October, 2013.

/s/ Sam Nunn
Sam Nunn

IN WITNESS WHEREOF, I have hereunto set my hand as of the 17th day of October, 2013.

/s/ James D. Robinson III
James D. Robinson III

IN WITNESS WHEREOF, I have hereunto set my hand as of the 17th day of October, 2013.

/s/ Peter V. Ueberroth
Peter V. Ueberroth

IN WITNESS WHEREOF, I have hereunto set my hand as of the 17th day of October, 2013.

/s/ Jacob Wallenberg
Jacob Wallenberg